Exhibit 10.1

NEITHER THIS CONVERTIBLE PROMISSORY NOTE NOR THE SECURITIES UNDERLYING THIS CONVERTIBLE PROMISSORY NOTE, NOR ANY SECURITIES ISSUABLE UPON ITS CONVERSION, IF ANY, HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND MAY ONLY BE ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THIS CONVERTIBLE PROMISSORY NOTE AND THE SECURITIES UNDERLYING THIS CONVERTIBLE PROMISSORY NOTE, OR THE SECURITIES ISSUABLE UPON ITS CONVERSION, IF ANY, MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE SECURITIES ACT AND QUALIFICATION UNDER APPLICABLE STATE LAW WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNDER THE SECURITIES ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”).

URBAN-GRO, INC.

CONVERTIBLE PROMISSORY NOTE

Dated: ___________, 2020

(“Issuance Date”)

FOR VALUE RECEIVED URBAN-GRO, INC., a company organized under the laws of the state of Delaware (the “Company”), hereby promises to pay to XXXXXXXX (the “Payee”), or its registered permitted assigns, the principal amount of XXXXXXX Dollars ($ USD) together with interest thereon calculated from the Issuance Date (“Interest Commencement Date”) in accordance with the provisions of this Convertible Promissory Note (as amended, modified and supplemented from time to time, this “Note”).

Certain capitalized terms are defined in Section 10 hereof.

1. Payment of Interest. Interest on the unpaid principal amount of this Note shall accrue at a rate equal to twelve percent (12%) per annum (the “Interest Rate”), beginning on the Interest Commencement Date; provided, that the interest rate shall increase to fourteen percent (14%) so long as any Event of Default has occurred and is continuing. Interest on this Note shall be payable only (x) on the Maturity Date pursuant to Section 2, (y) upon any conversion pursuant to Section 3, or (z) on the date of any prepayment pursuant Section 4 (subject at all times to Payee’s right to convert pursuant to Section 3(d) below), in each case only in the form of the Company’s Common Stock, Conversion Securities or Non-Qualified Conversion Securities as provided in the relevant Section. In no event shall any interest to be paid under the Notes exceed the maximum rate permitted by law. In any such event, the Note shall automatically be deemed amended to permit interest charges at an amount equal to, but not greater than, the maximum rate permitted by law. Interest shall be computed on the basis of the actual number of days elapsed and a 365-day year.

2. Maturity Date. The entire principal amount of this Note shall be due and payable in full on December 31, 2021 (such date, the “Maturity Date”) upon the tender of such Note by Payee, as provided in Section 3(b). The accrued but unpaid interest on this Note through the Maturity Date, and so long thereafter until payment is tendered in full, shall be due and payable in the form of the Company’s Common Stock upon the Maturity Date or any earlier prepayment date, in which case the conversion price shall be the Alternative Conversion Price (as defined below).

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3. Conversion.

(a) Mandatory Conversion upon Qualified Offering. The principal and interest evidenced by this Note shall be mandatorily converted upon the closing of a Qualified Offering into the identical security (the “Conversion Security”) issued at such Qualified Offering as set forth in this Section 3(a). Upon the closing of a Qualified Offering the outstanding principal amount of, and all accrued but unpaid interest through the date of such closing on, this Note will automatically be converted into a number of shares of the Conversion Security equal to the number derived by dividing (x) the principal amount of the Note plus any accrued and unpaid interest through the date of such closing thereon by (y) 75% of the price paid for the Conversion Security by investors in connection with the Qualified Offering. Notwithstanding anything to the contrary in this Section 3(a), if the Conversion Security in the case of a Qualified Offering ranks junior to the Common Stock in the event of a liquidation, dissolution or winding up of the Company, then the principal and interest shall not automatically convert upon the closing of such Qualified Offering and all the terms of this Note shall continue (including the terms of this Section 3 with respect to one or more subsequent Qualified Offerings).

(b) Mandatory Conversion upon Alternative Conversion Event. In the event that a Qualified Offering has not occurred, the principal and interest evidenced by this Note shall be mandatorily converted on the earlier of: (A) the Maturity Date; or (B) immediately prior to (but subject to consummation of) a Business Combination (such event, an “Alternative Conversion Event”). Upon the occurrence of the applicable Alternative Conversion Event, the outstanding principal amount of, and all accrued but unpaid interest through the Alternative Conversion Event on, this Note will automatically be converted into a number of shares of Common Stock equal to the number derived by dividing (x) the principal amount of the Note plus any accrued and unpaid interest through the Alternative Conversion Event thereon by (y) the Alternative Conversion Price.

(c) Voluntary Conversion upon Non-Qualified Offering. If the Company consummates an offering of securities that constitutes a Non-Qualified Offering, Payee may elect, in the exercise of its sole discretion, to convert this Note into a number of shares of the identical security (the “Non-Qualified Conversion Security”) issued pursuant to such Non-Qualified Offering equal to the number derived by dividing (x) the principal amount of the Note plus any accrued and unpaid interest through the date of such closing thereon by (y) 75% of the price paid for the Non-Qualified Conversion Securities by investors in connection with the Non-Qualified Offering.

(d) Voluntary Conversion upon Prepayment. In the event that the Company elects to prepay this Note, in whole or in part, pursuant to Section 4 hereof, Payee may elect, in the exercise of its sole discretion, to convert this Note into a number of shares of Common Stock equal to the number derived by dividing (x) the principal amount of the Note plus any accrued and unpaid interest through the date of prepayment by (y) the Alternative Conversion Price.

(e) Elective Voluntary Conversion. At any time after the one hundred twentieth (120th) day following the Issuance Date, and with five (5) business days advanced written notice to the Company, Payee may elect, in the exercise of its sole discretion, to convert this Note into a number of shares of Common Stock equal to the number derived by dividing (x) the principal amount of the Note plus any accrued and unpaid interest through the date of conversion by (y) the Alternative Conversion Price.

(f) Fractional Shares. No fractional shares shall be issued upon a conversion. In lieu of any fractional shares to which Payee would otherwise be entitled, the Company shall round up to the nearest whole share.

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(g) Notice of Conversion. Upon the conversion of this Note into Conversion Securities, Non-Qualified Conversion Securities or Common Stock, as applicable, pursuant hereto, the Payee shall deliver a dated and signed notice of conversion (the “Notice of Conversion”), a copy of which is attached to this Note as Exhibit A, acknowledging the conversion of the full principal amount of this Note and any accrued but unpaid interest through the date of such conversion into Conversion Securities, Non-Qualified Conversion Securities or Common Stock, as applicable. Notices of Conversion shall be deemed delivered on the date sent, if personally delivered, to the Company’s Chief Executive Officer at the Company’s principal place of business, or when actually received if sent by another method. The Notice of Conversion shall be accompanied by the original Note.

(h) Issuance of Conversion Securities, Non-Qualified Conversion Securities or Common Stock. As soon as possible after the conversion has been effected (but in any event within two (2) Business Days), the Company shall deliver to the converting Payee a certificate or certificates representing the Conversion Securities, Non-Qualified Conversion Securities or Common Stock, as applicable, issuable by reason of such conversion in such name or names and such denomination or denominations as the converting Payee has specified. The issuance of Conversion Securities, Non-Qualified Conversion Securities or Common Stock upon conversion of this Note shall be made without charge to the holder hereof in respect thereof or other cost incurred by the Company or acquirer in connection with such conversion. Upon conversion of this Note, the Company shall take all such actions as are necessary in order to ensure that the Conversion Securities, Non-Qualified Conversion Securities or Common Stock issuable upon conversion of the Note shall be validly issued, fully paid and nonassessable.

(i) Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of capital stock, solely for the purpose of issuance upon conversion hereunder or pursuant to the terms of any Conversion Securities or Non-Qualified Conversion Securities, such number of shares of Common Stock or other capital stock issuable upon conversion. All shares of such capital stock which are so issuable shall, when issued, be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to assure that all such shares of capital stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which such shares of capital stock.

4. Prepayment. The principal amount of this Note may be prepaid, in whole or in part, at any time from time to time at the option of the Company, together with accrued interest through the date of prepayment, which interest shall be paid in the form of the Company’s Common Stock, in which case the conversion price shall be the Alternative Conversion Price; provided, that any prepayment will at all times be subject to Payee’s conversion right set forth in Section 3(d) hereof; provided, further, that in no event shall the Company be required or permitted to pay the principal amount of this Note in cash without the prior written consent of Bridging Finance Inc. (“Bridging”).

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5. Subordination. Payee agrees, by its acceptance of this Note, for itself and for each future permitted holder (if any) of this Note, that the obligations evidenced by this Note (the “Subordinated Obligations”) are expressly subordinate and junior in right of payment to all principal amounts of, and accrued interest on (including, without limitation, any interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company), (x) Bridging or its successors or assigns, (y) James Lowe and (z) Cloud9 Support Inc. (collectively, the “Senior Obligations”). For purposes of this Note, “subordinate and junior in right of payment” shall mean that no part of the Subordinated Obligations shall have any claim to the Company’s assets on parity with or prior to the claim of the Senior Obligations. In the event the Payee receives payment in respect of the Senior Obligations in contravention of the previous sentence on account of not having knowledge of the continuance of an event of default in respect of any of the Senior Obligations, the Payee shall pay over to the Company, or a receiver or trustee of the Company as applicable, an amount equal to the amount so received promptly upon request therefor. Payee further agrees that (1) upon any distribution of money or assets, or readjustment of the indebtedness of the Company, whether by reason of foreclosure, liquidation, composition, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the Subordinated Obligations, or the application of the assets of the Company to the payment or liquidation thereof, the creditors holding Senior Obligations shall be entitled to receive payment in full of all of the Senior Obligations prior to the payment of any part of the Subordinated Obligations; and (2) during the continuance of any default under this Note, Payee shall not ask for, demand, sue for, take or receive any payments with respect to all or any part of the Subordinated Obligations or any security therefor, whether from the Company or any other source, unless Payee shall have provided Bridging with at least ninety (90) day’s advanced written notice or the Senior Obligations owing to Bridging have been paid in full or otherwise satisfied. Bridging is intended to be a third party beneficiary of Section 4 hereof and this Section 5 and may enforce the provisions of Section 4 and this Section 5 including against the Company and the Payee jointly or severally, and Section 4 hereof and this Section 5 may not be amended at any time while any Senior Obligations are owing to Bridging, without the prior written consent of Bridging. For the avoidance of doubt, (i) the obligations evidenced by this Note are not hereby subordinated to any other indebtedness of the Company other than the Senior Obligations and (ii) except as expressly set forth in this Section 5, nothing in this Note limits or restricts Payee’s right to enforce its rights and remedies under this Note, it being understood and agreed by Payee that its rights to payment or collateral, if any, as a remedy to any default hereunder shall be junior to that of the Senior Obligations.

6. Method of Payments.

(a) Payment. Subject to the terms of this Note, the Company shall pay all sums for principal, interest, or otherwise becoming due on this Note held by the Payee not later than 5:00 p.m. Colorado time, on the date such payment is due, in immediately available funds, in accordance with the payment instructions that the Payee may designate in writing, without the presentation or surrender of such Note or the making of any notation thereon. Any payment made after 5:00 p.m. Colorado time, on a Business Day will be deemed made on the next following Business Day. If the due date of any payment in respect of this Note would otherwise fall on a day that is not a Business Day, such due date shall be extended to the next succeeding Business Day, and interest shall be payable on any principal so extended for the period of such extension. All amounts payable under this Note shall be paid free and clear of, and without reduction by reason of, any deduction, set-off or counterclaim.

(b)  Replacement. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, in the case of any such loss, theft or destruction of this Note, upon receipt of an indemnity reasonably satisfactory to the Company or, in the case of any such mutilation, upon the surrender and cancellation of this Note, the Company, at its expense, will execute and deliver, in lieu thereof, a new Note of like tenor and dated the date of such lost, stolen, destroyed or mutilated Note.

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7. Representations, Warranties and Agreements of the Company. The Company represents, warrants and covenants to Payee as of the date hereof and, with respect to Sections 7(l), (m) and (n) only, for so long as this Note remains outstanding, as follows:

(a) Due Incorporation, Corporate Power, Qualification. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or licensed would reasonably be expected to have a material adverse effect.

(b) Authority. The execution, delivery and performance by the Company of this Note and the consummation of the transactions contemplated hereby (i) are within the power of the Company and (ii) have been duly authorized by all necessary actions on the part of the Company.

(c) Enforceability. This Note and each other document executed, or to be executed, by the Company in connection with this Note has been, or will be, duly executed and delivered by the Company and constitutes, or will constitute, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(d) Non-Contravention. The execution and delivery by the Company of this Note and the performance and consummation of the transactions contemplated hereby do not and will not: (i) violate the Company’s Certificate of Incorporation or Bylaws; (ii) violate in any material respect any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument or contract to which the Company is a party or by which it is bound; (iii) result in the creation or imposition of any lien upon any property, asset or revenue of the Company, or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations, or any of its assets or properties; or (iv) violate any law applicable to the Company or by which any of its properties or assets may be bound.

(e) Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution and delivery of this Note executed by the Company and the performance and consummation of the transactions contemplated thereby, other than such as have been obtained and remain in full force and effect and other than such qualifications or filings under applicable securities laws as may be required in connection with the transactions contemplated by this Note.

(f) Completeness of Disclosures. The Company has made available to Payee all the information reasonably available to the Company that Payee has requested for deciding whether to purchase this Note and the Company has disclosed to Payee all other matters known to it that, either individually or in the aggregate, would reasonably be expected to have a material adverse effect. Any information furnished by or on behalf of the Company to Payee in connection with the transactions contemplated hereby and the negotiation of this Note or delivered hereunder or in connection herewith (as modified or supplemented by other information so furnished), taken as a whole, do not contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein (when taken as a whole), in the light of the circumstances under which they were made, not misleading; provided, that, with respect to any projected or pro forma financial information, the Company represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation and delivery (it being understood that such projected or pro forma information may vary from actual results and that such variances may be material).

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(g) Issuance of the Securities. The securities issued upon the conversion of this Note will, when issued, be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company other than restrictions on transfer provided for under applicable law or hereunder.

(h) SEC Reports; Financial Statements.

(i) As of its filing date, the Form 10-K filed by the Company with the SEC on May 18, 2020 (the “Form 10-K Date”), the Form 10-Qs filed by the Company following the Form 10-K Date, the Form 8-Ks filed by the Company following the Form 10-K Date, and all other reports filed by the Company with the SEC pursuant to the Securities Act and the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), following the Form 10-K Date (such filings, collectively, the “Company SEC Reports”) complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act, and the Sarbanes-Oxley Act of 2002, as the case may be, including, in each case, the rules and regulations promulgated thereunder.

(ii) Except to the extent that information contained in the Company SEC Reports has been revised or superseded by a document the Company subsequently filed with the SEC, the Company SEC Reports do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(iii) The financial statements (including the related notes thereto) included in the Company SEC Reports comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with Generally Accepted Accounting Principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) (“GAAP”) and fairly present in all material respects the consolidated financial position of the Company and its subsidiaries as of the dates thereof and their respective consolidated results of operations and cash flows for the periods then ended, all in accordance with GAAP and the applicable rules and regulations promulgated by the SEC. Since November 3, 2020, the Company has not made any change in the accounting practices or policies applied in the preparation of its financial statements, except as required by GAAP, the rules of the SEC or policy or applicable law.

(iv) Subsequent to the filing of the Company SEC Reports with the SEC, there has been no material and adverse change or development, or event involving such a prospective change, in the condition, business, properties or results of operations of the Company and its Subsidiaries.

(i) Capitalization. The capitalization of the Company is as set forth in the Company’s SEC Reports, and the Company has not issued any material amount of capital stock since November 3, 2020. Except as set forth in the Company’s SEC Reports, the issuance and sale of the securities upon the conversion of this Note will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than Payee) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the securities upon the conversion of this Note. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

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(j) Exchange Act Registration. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration.

(k) Private Placement. Assuming the accuracy of the Payee’s representations and warranties set forth below, no registration under the Securities Act is required for the offer and sale of this Note.

(l) Negative Covenants. For so long as the Note remains outstanding, the Company shall not, without the prior written approval of Payee:

(i) directly or indirectly, purchase or redeem any shares of capital stock of the Company other than repurchases of stock from former employees, officers, directors, consultants or other persons who performed services for the Company or any subsidiary in connection with the cessation of such employment or service at the lower of the original purchase price or the then current fair market value thereof (as determined in good faith by the Board of Directors of the Company);

(ii) pay or declare any dividend or make any distribution on any shares of capital stock of the Company; or

(iii) subordinate this Note to any other obligation of the Company, except for the Senior Obligations.

(m) Notices. The Company will promptly notify Payee in writing of (1) the occurrence of any Event of Default, (2) any proposed Qualified Offering, Non-Qualified Offering or Business Combination, and (3) any material action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency.

(n) Legend Removal. As of, and at any time following, the date upon which the: (i) securities issuable upon conversion of the Note are eligible to be sold without restriction under Rule 144 promulgated under the Securities Act (“Rule 144”); and (ii) Payee has held the Note, or securities issued upon the conversion of the Note, for an aggregate period of twelve (12) months, at Payee’s request the Company will cause the Company’s transfer agent to remove any legends affixed to such securities at the Company’s sole cost and expense. In connection therewith, if required by the Company’s transfer agent, the Company will, at the Company’s expense, promptly cause an opinion of counsel to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent that authorize and direct the transfer agent to issue such securities without any such legend.

8. Representations, Warranties and Agreements of Payee. Payee represents and warrants to the Company as of the date hereof and covenants and agrees as follows:

(a) Authority. The execution, delivery and performance by Payee of this Note and the consummation of the transactions contemplated hereby (i) are within the power of Payee and (ii) have been duly authorized by all necessary actions on the part of Payee.

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(b) Enforceability. This Note and each other document executed, or to be executed, by Payee in connection with this Note has been, or will be, duly executed and delivered by Payee and constitutes, or will constitute, a legal, valid and binding obligation of Payee, enforceable against Payee in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(c) Securities Law Compliance. Payee has been advised that the Note and the underlying securities have not been registered under the Securities Act and any applicable state securities laws and, therefore, cannot be resold unless it or they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Payee is aware that the Company is under no obligation to affect any such registration with respect to the Note or the underlying securities or to file for or comply with any exemption from registration. Payee has not been formed solely for the purpose of making this investment and is purchasing the Note for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and Payee has no present intention of selling, granting any participation in, or otherwise distributing the same. Payee has such knowledge and experience in financial and business matters that Payee is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment without impairing Payee’s financial condition and is able to bear the economic risk of such investment for an indefinite period of time. Payee is an “accredited investor” as such term is defined in Rule 501 of Regulation D under the Securities Act and shall submit to the Company such further assurances of such status as may be reasonably requested by the Company. The residency of Payee (or, in the case of a partnership or corporation, such entity’s principal place of business) is correctly set forth beneath Payee’s name on the signature page hereto.

(d) No “Bad Actor” Disqualification Events. Neither (i) Payee, (ii) any of its directors, executive officers, general partners or managing members, nor (iii) any beneficial owner of any of Payee’s voting equity securities (in accordance with Rule 506(d) of the Act) if such beneficial owner is deemed to own 20% or more of Payee’s outstanding voting securities (calculated on the basis of voting power) is subject to any disqualifications described in Rule 506(d)(1)(i) through (viii) of the Securities Act (“Disqualification Events”), except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed reasonably in advance of the date hereof in writing in reasonable detail to the Company.

(e) Investigation. Payee has conducted its own independent investigation and analysis of the Company. In entering into this Note, Payee has relied solely upon its own investigation and analysis and the representations and warranties of the Company contained herein. Payee acknowledges that, other than as expressly set forth in this Note, neither the Company nor any of its respective directors, officers, employees, Affiliates, agents or representatives make any representation or warranty, either express or implied, as to the accuracy or completeness of any of the information provided or made available to Payee or its agents or representatives prior to the execution of this Note. Payee is not relying upon any representation, warranty or agreement with respect to the accuracy or completeness of the information (written or oral) provided to Payee in connection with the transactions contemplated hereby, or with respect to the appropriateness, suitability or sufficiency of such information for the purpose of enabling Payee to evaluate such investment, other than the representations, warranties and agreements of the Company expressly contained in this Note. Payee acknowledges that it has received all information requested by it to make an investment decision.

(f) No General Solicitation. Neither Payee, nor any of its directors, officers, employees, Affiliates, agents or representatives has either directly or indirectly, including, through a broker or finder: (a) engaged in any general solicitation or (b) published any advertisement in connection with the offer and sale of this Note. Payee either has a preexisting personal or business relationship with the Company or its directors, officers, employees, Affiliates, agents or representatives.

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(g) Legends. Payee understands that any Conversion Securities, Non-Qualified Conversion Securities or Common Stock issued pursuant to this Note may be notated with one or all of the following legends:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.”

Subject to the market stand-off provisions set forth below in Section 8(h), the requirement that the Conversion Securities, Non-Qualified Conversion Securities or Common Stock contain the legend set forth above shall cease and terminate as provided in Section 7(n) above or when such securities are transferred pursuant to Rule 144. In connection with the consummation of any transfer of shares pursuant to Rule 144, the Company shall, upon surrender of certificates containing such legend and, if reasonably required by the Company, subject to receipt of an opinion of counsel reasonably acceptable to the Company (at Company’s expense), cause to be delivered to the holder of any such securities as to which the requirement for such legend shall have terminated, one or more new certificates evidencing such securities not bearing such legend.

(h) Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act (including, without limitation, a Qualified Offering or a Non-Qualified Offering), Payee agrees that it shall not, directly or indirectly, sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to (“Transfer”) any shares of Conversion Securities, Non-Qualified Conversion Securities or Common Stock (including Common Stock underlying Conversion Securities or Non-Qualified Conversion Securities) acquired pursuant to this Note without the prior written consent of the Company or its managing underwriter(s). Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the applicable offering as may be requested by the Company or such underwriter(s). In no event, however, shall such period exceed 180 days, plus such additional period as may reasonably be requested by the Company or such underwriter(s) to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto. Notwithstanding the forgoing, in the event that any beneficial owner of one percent (1%) or more of the Company’s Common Stock shall be subject to a market stand-off period that is less restrictive than the Market Stand-Off period provided for herein, then Payee shall be afforded the benefits of such less restrictive Market Stand-Off period on a pro rata basis (based on the total number of shares of Common Stock beneficially held by all holders of the Company). The Market Stand-Off shall in any event terminate two years after any Qualified Offering or Non-Qualified Offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Conversion Securities, Non-Qualified Conversion Securities or Common Stock subject to the Market Stand-Off, or into which such Conversion Securities, Non-Qualified Conversion Securities or Common Stock thereby becomes convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Conversion Securities, Non-Qualified Conversion Securities or Common Stock acquired pursuant to this Note until the end of the applicable stand-off period. The Company’s underwriters shall be intended third-party beneficiaries of the agreement set forth in this Section 8(h) and shall be entitled to enforce the provisions hereof as if they were a party hereto. Payee further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with an underwritten public offering that are consistent with this Section 8(h) or that are necessary to give further effect thereto.

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9.  Events of Default. If any of the following events take place prior to the earlier of (x) any conversion pursuant to Section 3 or (y) the payment in full of the obligations evidenced by this Note (each, an “Event of Default”), Payee at its option may, so long as such event exists, declare all principal and accrued and unpaid interest thereon and all other amounts payable under this Note immediately due and payable; provided, that this Note shall automatically become due and payable without any declaration in the case of an Event of Default specified in clause (b), (c), (d), or (e), below:

(a)	The Company shall fail to pay when due any principal payment on the due date hereunder and such payment shall not have been made within two (2) Business Days thereafter;

(b)	The Company files a petition in voluntary bankruptcy or requests reorganization under any provision of any bankruptcy, reorganization or insolvency law or consents to the filing of any petition against it under such law;

(c)	Proceedings for the appointment of a receiver, trustee or custodian of the Company or of all or a substantial part of the assets or property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty (60) days of commencement;

(d)	The Company makes a formal or informal general assignment for the benefit of its creditors, or admits in writing its inability to pay debts generally when they become due, or consents to the appointment of a receiver or liquidator of the Company or of all or substantially all of its property;

(e)	The Company dissolves, liquidates or ceases business activity, or transfers all or substantially all of its assets to an unaffiliated third party;

(f)	Any material inaccuracy of any representation or warranty of the Company set forth in this Note; or
(g)	The Company materially breaches any of its agreements set forth in this Note, unless such breach is capable of cure, in which case the Company shall have fifteen (15) days to cure such breach following written notice from Payee.

10.  Definitions.

“Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, officer, director or trustee of such Person, or any venture capital fund or registered investment company now or hereafter existing that is controlled by one or more general partners, managing members or investment adviser of, or shares the same management company or investment adviser with, such Person.

“Alternative Conversion Price” means US $0.60 (sixty cents US), which price shall be adjusted for any stock split (reverse or forward), stock dividend, combination, or other recapitalization or reclassification of the Common Stock effected after the date hereof but prior to the repayment or conversion of the Note in accordance with the terms hereof; provided, that if Payee reasonably believes that the fair market value per share of the Common Stock as of the applicable date of determination is less than US $0.60 (sixty cents US), then Payee shall have the right to require a Fair Valuation of the Company’s Common Stock and the price resulting from such Fair Valuation shall be the “Alternative Conversion Price”.

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“Business Combination” means (i) the consummation of a merger or consolidation of the Company with or into another entity (except a merger or consolidation in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold a majority of the outstanding voting securities of the capital stock of the Company or the surviving or acquiring entity immediately following the consummation of such transaction); (ii) the closing of the transfer (whether by merger, consolidation or otherwise), in a single transaction or series of related transactions, to a “person” or “group” (within the meaning of Section 13(d) and Section 14(d) of the Exchange Act) of the Company's capital stock if, after such closing, such person or group would become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the outstanding voting securities of the Company (or the surviving or acquiring entity); or (iii) the closing of the sale, transfer or other disposition, in a single transaction or series of related transactions, of all or substantially all of the Company's assets. For the avoidance of doubt, a transaction will not constitute a “Business Combination” if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately prior to such transaction.

“Business Day” means a day (other than a Saturday or Sunday) on which banks generally are open in New York, New York for the conduct of substantially all of their activities.

“Common Stock” means the common stock of the Company, par value $0.001 per share.

“Fair Valuation” means, (a) if the Common Stock is then listed and trading on a domestic securities exchange, (x) the volume weighted average of the closing sales prices of the Common Stock for such day on all domestic securities exchanges on which the Common Stock may at the time be listed, or (y) if there have been no sales of the Common Stock on any such exchange on any such day, the average of the highest bid and lowest asked prices for the Common Stock on all such exchanges at the end of such day; or (b) if at the applicable time of determination, the Common Stock is not listed on any domestic securities exchange, the “Fair Valuation” of the Common Stock shall be the fair market value per share as determined by a nationally recognized investment banking, accounting or valuation firm selected by the Company and reasonably acceptable to Payee. The determination of such firm shall be final and conclusive, and the fees and expenses of such valuation firm shall be borne by the Company unless the fair market value per share of the Common Stock, as determined by such firm is US $0.60 (fifty cents US) or more, in which case the fees and expenses of such valuation firm shall be borne by Payee.

“Non-Qualified Offering” means the closing of the sale of the securities of the Company, whether in a private offering or pursuant to an effective registration statement under the Securities Act, resulting in less than $2,500,000.00 of gross proceeds to the Company.

“Person” means any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a limited liability company, a trust or other entity.

“Qualified Offering” means the closing of the sale of the securities of the Company, whether in a private placement or pursuant to an effective registration statement under the Securities Act resulting in at least $2,500,000.00 of gross proceeds to the Company.

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11. Successors and Assigns; Transfer of this Note.

(a)       Subject to the restrictions on transfer described in this Section 11, the rights and obligations of the Company and Payee shall be binding upon and benefit the permitted successors, assigns, heirs, administrators and transferees of the parties.

(b)       Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by either party without the prior written consent of the other party; provided, that notwithstanding the forgoing, Payee may at any time and from time to time assign to one or more Affiliates of Payee all or any portion of its rights and obligations under this Note.

(c) Payee may not pledge or grant a security interest in all or any portion of its rights under this Note to secure any obligations of the Payee.

12. Waiver and Amendment. Subject to Section 5 hereof, any provision of this Note may be amended, waived or modified only upon the written consent (including by electronic mail) of the Company and Payee.

13. Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be in writing and faxed, transmitted via electronic mail message, mailed or delivered to each party at the respective addresses, facsimile numbers, or email addresses of the parties as set forth on the signature page hereto, or at such other address, facsimile number, or email address as the Company or Payee shall have furnished to the other party in writing. All such notices and communications will be deemed effectively given upon the earlier of actual receipt or (a) personal delivery to the party to be notified; (b) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) Business Day after the Business Day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt.

14. Payment. Any payment required pursuant to the terms of this Note shall be made in lawful tender of the United States and in immediately available funds.

15. Waivers. Subject to the notice requirements set forth in Section 13, the Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

16. Governing Law. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law provisions of the State of New York, or of any other state, providing for the application of the laws of any other jurisdiction.

17. Waiver of Jury Trial. Each of the Company and Payee hereby agrees to waive its respective rights to a jury trial of any claim or cause of action based upon or arising out of this Note.

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18. Fees and Expenses. Each party shall be responsible for its own fees and expenses incurred in connection with the negotiation, execution and delivery of this Note. The Company shall pay (a) all reasonable and documented out of pocket expenses incurred by Payee (including the reasonable fees, charges and disbursements of one firm of counsel for Payee) in connection with any amendments, modifications or waivers of the provisions hereof which are made at the request of the Company, and (b) all reasonable and documented out of pocket expenses incurred by Payee (including the fees, charges and disbursements of one firm of counsel for the Payee) in connection with the enforcement or protection of its rights (i) in connection with this Note or (ii) in connection with the indebtedness hereunder, including all such reasonable and documented out of pocket expenses incurred during any workout, restructuring or negotiations in respect of such indebtedness.

19.  Headings. The headings of the sections and paragraphs of this Note are inserted for convenience only and do not constitute a part of this Note.

20.  Severability. If any provision of this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

21.  Cancellation. After all principal, premiums (if any) and accrued interest at any time owed on this Note have been paid in full, or this Note has been converted, this Note will be surrendered to the Company for cancellation and will not be reissued.

22. Counterparts; Electronic Signature. This Note may be executed in any number of counterparts and with counterpart signature pages delivered via facsimile or other electronic transmission, and each such counterpart and counterpart signature page shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

**********************************************

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IN WITNESS WHEREOF, the Company has executed and delivered this Convertible Promissory Note on the date first written above.

COMPANY:

URBAN-GRO, INC.

By: ____________________________
Name: Bradley Nattrass
Title: Chief Executive Officer

ADDRESS:

1751 Panorama Point, Unit G
Lafayette, CO 80026
Email: brad@urban-gro.com

PAYEE:

_______________________________

ADDRESS:

______________

______________

Email: ______________________

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EXHIBIT A

NOTICE OF CONVERSION

(To Be Signed Only Upon Conversion of the

Convertible Promissory Note)

The undersigned, the holder of the enclosed Convertible Promissory Note (the “Note”) hereby surrenders such Note for conversion into shares of [__] Common Stock, [__] Conversion Securities or [__] Non-Qualified Conversion Securities [check one] of urban-gro, Inc. (the “Shares”) to the extent of $ _________unpaid principal amount and any accrued and unpaid interest of such Note, and requests that the certificates for such shares be issued in the name of, and delivered to:

Name:

Address

Acknowledgement and Agreement. The undersigned, acknowledges and agree that the undersigned: (a) is purchasing the Shares in accordance with and subject to the terms and conditions of the Note, a copy of which the undersigned has read and understands and to which the undersigned hereby expressly assents, and (b) that the Shares shall remain subject to the legend and market stand-off obligations set forth in Section 8(g) and Section 8(h) of the Note following conversion. This understanding, acknowledgment and agreement shall inure to the benefit of and be binding on my heirs, executors, administrators, successors and assigns.

Dated: __/__/ 20__ PAYEE:

(Signature must conform in all respects to name of Payee as specified on the face of the Note)

(Address)

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